Exhibit 10.74

NOTE MODIFICATION AGREEMENT

BY AND BETWEEN DREW LANE HOLDINGS, LLC

(“PAYEE”)

AND

MECKLERMEDIA CORPORATION, MECKLERMEDIA.COM SUBSIDIARY INC.

AND INSIDE NETWORK, INC.

(COLLECTIVELY, “MAKER”)

EFFECTIVE DATE: July 8, 2015

On or about March 16, 2015 (the “Note Date”), Maker executed a Secured Promissory Note (“Note”) in favor of Payee. Under the Note, Maker promised to pay to the order of Payee the lesser of (i) the principal sum of Five Hundred Thousand Dollars ($500,000.00), or (ii) the unpaid principal amount of all advances made by Payee to Makers under the Note (“Advances”), as such Advances are set forth on Exhibit A of the Note and updated from time to time, up to $500,000.00, together with interest on the outstanding principal amount of all such Advances at an annual rate of 8.00%, or such lesser rate as shall be the maximum rate allowable under applicable law. The Note has a stated final maturity date of March 31, 2018. Payee has agreed to increase the maximum Amount available under the Note to $750,000.00, and Maker and Payee desire to amend the Note to reflect the new Maximum Amount (as defined in the Note) and repayment terms. Payee remains the owner and holder of the Note and has agreed with Maker to modify certain provisions of the Note as set forth herein.

Now, therefore, in consideration of these premises and the exchange of other good and valuable consideration, the receipt of which is hereby acknowledged, Payee and Maker agree to modify the Note as follows:

1. The outstanding principal amount evidenced by the Note as of the Effective Date is Five Hundred Thousand Dollars ($500,000.00).

2. From and after the Effective Date, upon the written request of Maker, Payee agrees to lend to Maker up to Seven Hundred Fifty Thousand Dollars ($750,000.00) (which amount includes the outstanding principal on the Note as of the Effective Date) in one or more Advances as set forth on Exhibit A of the Note and updated from time to time. From and after the Effective Date, the Note is hereby amended to define “Maximum Amount” to mean the principal sum of Seven Hundred Fifty Thousand Dollars ($750,000.00).

3. The Note is hereby further amended by replacing in its entirety the second paragraph of the Note with the following:

“Makers shall repay this Note as follows: (i) interest only shall be due and payable on the last day of each month beginning April 30, 2015, and continuing on the last day of each month thereafter; (ii) 70% of any and all disbursements of escrow property pursuant to the Escrow Agreement dated as of August 15, 2014, by and among Mecklermedia Corporation, PGM-MB Holdings LLC, and Deutsche Bank Trust Company Americas shall be paid to Payee for application against all unpaid principal and accrued but unpaid interest with such payment to be made within 10 calendar days after the date Maker receives such distribution(s) provided, however, the maximum aggregate payments required to be made under this clause (ii) shall not exceed seventy percent (70%) of the outstanding principal and accrued and unpaid interest of this Note when the first such repayment under this clause (ii) is made; and (iii) one final installment of all unpaid principal and all accrued but unpaid interest shall be due and payable on March 31, 2018.”

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4. By this Note Modification Agreement, all liens, security interests, assignments, superior titles and priorities (collectively, “Liens”) securing the Note are hereby ratified and confirmed by Maker as valid and subsisting and continue to secure the Note as modified herein. Nothing in this Note Modification Agreement shall in any manner impair, diminish or extinguish any of the Liens or any covenant, condition, agreement or stipulation in the Note or any pledge and/or security agreement, and the same except as herein modified shall continue in full force and effect.

5. Except as hereby specifically amended, modified or supplemented, the Note is hereby confirmed and ratified in all respects and remains in full force and effect according to its respective terms. This Note Modification Agreement does not constitute a novation of the Note. When executed by Payee and Maker, this Agreement shall be attached to and become a part of the Note.

6. This Note Modification Agreement shall be binding upon and shall inure to the benefit of the heirs, successors and assigns of the respective parties hereto.

NOTICE OF FINAL AGREEMENT.

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN MAKER AND PAYEE WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN MAKER AND PAYEE. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN MAKER AND PAYEE WITH RESPECT TO THE SUBJECT MATTER HEREOF.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have caused this Note Modification Agreement to be executed under seal by Maker and Payee on this 8th day of July 2015.

Maker:

MECKLERMEDIA CORPORATION

By: /s/ Alan M. Meckler

Name: Alan M. Meckler

Title: CEO

MECKLERMEDIA.COM SUBSIDIARY

CORPORATION

By: /s/ Alan M. Meckler

Name: Alan M. Meckler

Title: CEO

INSIDE NETWORK, INC.

By: /s/ Alan M. Meckler

Name: Alan M. Meckler

Title: CEO

Payee:

DREW LANE HOLDINGS, LLC

By: /s/ James S. Gertler

Name: James S. Gertler

Title: Managing Member

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